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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2006

                        Farmers & Merchants Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
            Ohio                        000-14492                 34-1469491
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)
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
   307-11 N. Defiance, Archbold, Ohio                                    43502
(Address of Principal Executive Offices)                              (Zip Code)
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Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

     On October 20, 2006, Farmers & Merchants Bancorp, Inc. (the "Company") issued a press release announcing that its board of directors has authorized the repurchase of up to 250,000 shares of its outstanding common stock. Such repurchases will be conducted in the open market and in privately negotiated transactions during the balance of 2006 and throughout 2007. At October 20, 2006, the Company had 5,176,000 shares of common stock outstanding.

     On December 19, 2005, the Company announced its plan to repurchase up to 5,000 shares of its common stock (20,000 shares adjusted for a 4 for 1 stock split effective May 12, 2006), all of which shares have now been repurchased.

Item 9.01 Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  The following exhibits are included with this Report:

          Exhibit 99 Press Release dated October 20, 2006

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

     Dated: October 20, 2006

                                        /s/ Paul S. Siebenmorgen
                                        ----------------------------------------
                                        Paul S. Siebenmorgen
                                        President & Chief Executive Officer

                                        /s/ Barbara J. Britenriker
                                        ----------------------------------------
                                        Barbara J. Britenriker
                                        Executive Vice President &
                                        Chief Financial Officer



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                                  EXHIBIT INDEX

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Exhibit Number   Exhibit Description
--------------   -------------------
Exhibit 99       Press Release dated October 20, 2006
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